WASH★REIT

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

Fourth Quarter 2019

Contact:
Amy Hopkins
VP, Investor Relations
(202) 774-3253

FINANCIAL STRENGTH

YTD 2019 CORE FAD PAYOUT RATIO	DEBT SERVICE COVERAGE RATIO	TARGET NET DEBT TO ADJ EBITDA MID TO LOW	INVESTMENT GRADE CREDIT RATING	SECURED DEBT TO TOTAL ASSETS
82%	3.7x	6s	Baa2 STABLE BBB STABLE	1.5%

Q4 2019 NOI BY REGION

MARYLAND
7%
31%
62%
DC
VIRGINIA

FY 2019 SAME-STORE NOI GROWTH

Overall
-0.2%
Office
-4.6%
Multifamily
4.6%
Other
3.4%

Q4 2019 NOI BY ASSET CLASS

OTHER
6%
44%
OFFICE
50%
MULTIFAMILY

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Real estate rental revenue	$309,180	$291,730	$80,667	$80,259	$76,820	$71,434	$71,740
Real estate expenses	(115,580)	(105,592)	(30,611)	(30,692)	(28,134)	(26,143)	(25,654)
193,600	186,138	50,056	49,567	48,686	45,291	46,086
Real estate depreciation and amortization (1)	(136,253)	(111,826)	(38,812)	(37,340)	(33,044)	(27,057)	(28,692)
Income from real estate	57,347	74,312	11,244	12,227	15,642	18,234	17,394
Interest expense	(53,734)	(50,501)	(11,788)	(14,198)	(15,252)	(12,496)	(12,346)
Gain (loss) on sale of real estate	59,961	2,495	61,007	—	(1,046)	—	—
Loss on extinguishment of debt	—	(1,178)	—	—	—	—	—
Real estate impairment	(8,374)	(1,886)	—	—	—	(8,374)	—
General and administrative expenses (2)	(24,370)	(22,089)	(5,853)	(6,045)	(5,043)	(7,429)	(5,352)
Lease origination expenses	(1,698)	—	(412)	(416)	(492)	(378)
Income (loss) from continuing operations	29,132	1,153	54,198	(8,432)	(6,191)	(10,443)	(304)
Discontinued operations:
Income from properties classified as discontinued operations	16,158	24,477	—	2,942	7,178	6,038	5,992
Gain on sale of real estate	339,024	—	—	339,024	—	—	—
Loss on extinguishment of debt	(764)	—	—	(764)	—	—	—
Income from discontinued operations	354,418	24,477	—	341,202	7,178	6,038	5,992
Net income (loss)	383,550	25,630	54,198	332,770	987	(4,405)	5,688
Less: Net loss from noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$383,550	$25,630	$54,198	$332,770	$987	$(4,405)	$5,688
Per Share Data:
Net income (loss) attributable to the controlling interests	$4.75	$0.32	$0.66	$4.14	$0.01	$(0.06)	$0.07
Fully diluted weighted average shares outstanding	80,335	79,042	81,313	79,981	79,934	79,881	79,748
Percentage of Revenues:
Real estate expenses	37.4%	36.2%	37.9%	38.2%	36.6%	36.6%	35.8%
General and administrative and lease origination expenses	8.4%	7.6%	7.8%	8.1%	7.2%	10.9%	7.5%
Ratios:
Adjusted EBITDA / Interest expense (includes discontinued operations)	3.6	x	3.9	x	3.8	x	3.3	x	3.5	x	3.8	x	4.0	x
Net income (loss) attributable to the controlling interests / Real estate rental revenue	124.1%	8.8%	67.2%	414.6%	1.3%	(6.2)%	7.9%
______________________________

(1)
Real estate depreciation and amortization increased for the three and twelve months ended December 31, 2019, compared to the three and twelve months ended December 31, 2018, primarily due to the amortization of intangible lease assets at newly acquired multifamily properties of $3.9 million and $14.9 million, respectively, which have a weighted average useful life of seven months.

(2)
General and administrative expenses for the three and twelve months ended December 31, 2019, include restructuring expenses totaling $0.3 million and $3.0 million, respectively. Restructuring expenses include severance, accelerated share-based compensation and other expenses related to a restructuring of WashREIT personnel.

Consolidated Balance Sheets (In thousands) (Unaudited)

	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Assets
Land	$566,807	$611,797	$597,258	$524,605	$526,572
Income producing property	2,392,415	2,486,966	2,407,898	2,059,319	2,055,349
	2,959,222	3,098,763	3,005,156	2,583,924	2,581,921
Accumulated depreciation and amortization	(693,610)	(724,433)	(697,714)	(677,926)	(669,281)
Net income producing property	2,265,612	2,374,330	2,307,442	1,905,998	1,912,640
Development in progress, including land held for development	124,193	110,572	107,969	97,288	87,231
Total real estate held for investment, net	2,389,805	2,484,902	2,415,411	2,003,286	1,999,871
Investment in real estate held for sale, net	57,028	—	199,865	201,777	203,410
Cash and cash equivalents	12,939	12,931	5,756	12,025	6,016
Restricted cash	1,812	1,578	1,650	1,368	1,624
Rents and other receivables	65,259	69,414	65,739	64,218	63,962
Prepaid expenses and other assets	95,149	106,251	113,434	109,215	123,670
Other assets related to properties sold or held for sale	6,336	—	16,242	16,578	18,551
Total assets	$2,628,328	$2,675,076	$2,818,097	$2,408,467	$2,417,104
Liabilities
Notes payable	$996,722	$996,455	$1,445,444	$995,750	$995,397
Mortgage note payable, net	47,074	47,319	47,563	47,806	48,277
Line of credit	56,000	211,000	218,000	228,000	188,000
Accounts payable and other liabilities	71,136	75,735	62,603	65,252	57,946
Dividend payable	24,668	—	—	—	24,022
Advance rents	9,353	9,475	8,801	8,818	9,965
Tenant security deposits	10,595	10,849	10,588	9,408	9,501
Liabilities related to properties sold or held for sale	718	—	14,390	15,237	15,518
Total liabilities	1,216,266	1,350,833	1,807,389	1,370,271	1,348,626
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	821	803	801	800	799
Additional paid-in capital	1,592,487	1,539,734	1,532,497	1,529,916	1,526,574
Distributions in excess of net income	(183,405)	(212,978)	(521,661)	(498,537)	(469,085)
Accumulated other comprehensive income (loss)	1,823	(3,659)	(1,272)	5,670	9,839
Total shareholders' equity	1,411,726	1,323,900	1,010,365	1,037,849	1,068,127
Noncontrolling interests in subsidiaries	336	343	343	347	351
Total equity	1,412,062	1,324,243	1,010,708	1,038,196	1,068,478
Total liabilities and equity	$2,628,328	$2,675,076	$2,818,097	$2,408,467	$2,417,104

Funds from Operations (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Funds from operations (FFO) (1)
Net income (loss)	$383,550	$25,630	$54,198	$332,770	$987	$(4,405)	$5,688
Real estate depreciation and amortization	136,253	111,826	38,812	37,340	33,044	27,057	28,692
(Gain) loss on sale of depreciable real estate	(59,961)	(2,495)	(61,007)	—	1,046	—	—
Real estate impairment	8,374	1,886	—	—	—	8,374	—
Discontinued operations:
Gain on sale of real estate	(339,024)	—	—	(339,024)	—	—	—
Real estate depreciation and amortization	4,926	9,402	—	59	2,377	2,490	2,417
NAREIT funds from operations (FFO)	$134,118	$146,249	$32,003	$31,145	$37,454	$33,516	$36,797
Loss on extinguishment of debt	764	1,178	—	764	—	—	—
Restructuring expenses (2)	3,019	—	270	653	200	1,896	—
Core FFO (1)	$137,901	$147,427	$32,273	$32,562	$37,654	$35,412	$36,797

Allocation to participating securities (3)	(477)	(526)	(81)	(129)	(133)	(134)	(93)

NAREIT FFO per share - basic	$1.67	$1.85	$0.39	$0.39	$0.47	$0.42	$0.46
NAREIT FFO per share - fully diluted	$1.66	$1.84	$0.39	$0.39	$0.47	$0.42	$0.46

Core FFO per share - fully diluted	$1.71	$1.86	$0.40	$0.41	$0.47	$0.44	$0.46

Common dividend per share	$1.20	$1.20	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	80,257	78,960	81,220	79,981	79,934	79,881	79,748
Average shares - fully diluted (for NAREIT FFO and Core FFO)	80,335	79,042	81,313	80,040	79,998	79,979	79,760
______________________________
(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of NAREIT FFO and Core FFO.
(2) Restructuring expenses include severance, accelerated share-based compensation and other expenses related to a restructuring of WashREIT personnel.
(3) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Funds available for distribution (FAD) (1)
NAREIT FFO	$134,118	$146,249	$32,003	$31,145	$37,454	$33,516	$36,797
Non-cash (gain) loss on extinguishment of debt	(244)	1,178	—	(244)	—	—	—
Tenant improvements and incentives	(15,898)	(23,535)	(6,857)	(3,196)	(3,576)	(2,269)	(10,730)
External and internal leasing commissions capitalized	(6,371)	(5,856)	(2,700)	(1,243)	(1,925)	(503)	(3,556)
Recurring capital improvements	(6,746)	(3,954)	(4,345)	(1,034)	(1,049)	(318)	(2,110)
Straight-line rent, net	(3,266)	(4,343)	(763)	(713)	(966)	(824)	(959)
Non-cash fair value interest expense	(778)	(865)	(178)	(179)	(209)	(212)	(214)
Non-real estate depreciation and amortization of debt costs	5,005	3,887	1,030	1,654	1,320	1,001	989
Amortization of lease intangibles, net	2,183	1,842	504	528	573	578	372
Amortization and expensing of restricted share and unit compensation	7,743	6,746	1,479	1,737	1,701	2,826	1,682
FAD	$115,746	$121,349	$20,173	$28,455	$33,323	$33,795	$22,271
Cash loss on extinguishment of debt	1,008	—	—	1,008	—	—	—
Restructuring expenses (excluding accelerated share-based compensation)	1,822	—	270	436	201	915	—
Core FAD (1)	$118,576	$121,349	$20,443	$29,899	$33,524	$34,710	$22,271
______________________________
(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Adjusted EBITDA (1)

Net income (loss)	$383,550	$25,630	$54,198	$332,770	$987	$(4,405)	$5,688
Add:
Interest expense	54,047	51,144	11,788	14,228	15,390	12,641	12,497
Real estate depreciation and amortization	141,179	121,228	38,812	37,399	35,421	29,547	31,109
Real estate impairment	8,374	1,886	—	—	—	8,374	—
Non-real estate depreciation	1,019	908	276	250	244	249	236
Restructuring expenses	3,019	—	270	653	200	1,896	—
Less:
(Gain) loss on sale of real estate	(398,985)	(2,495)	(61,007)	(339,024)	1,046	—	—
Loss on extinguishment of debt	764	1,178	—	764	—	—	—
Adjusted EBITDA	$192,967	$199,479	$44,337	$47,040	$53,288	$48,302	$49,530
______________________________
(1)        Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Balances Outstanding

Secured
Mortgage note payable, net	$47,074	$47,319	$58,039	$58,805	$59,792
Unsecured
Fixed rate bonds	597,781	597,618	597,371	597,124	596,876
Term loans	398,941	398,837	848,073	398,626	398,521
Credit facility	56,000	211,000	218,000	228,000	188,000
Unsecured total	1,052,722	1,207,455	1,663,444	1,223,750	1,183,397
Total	$1,099,796	$1,254,774	$1,721,483	$1,282,555	$1,243,189

Weighted Average Interest Rates

Secured
Mortgage note payable, net	3.8%	3.8%	4.0%	4.0%	4.0%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (1)	2.8%	2.8%	3.1%	2.8%	2.8%
Credit facility	2.7%	3.1%	3.4%	3.5%	3.5%
Unsecured total	3.9%	3.8%	3.8%	3.9%	3.9%
Weighted Average	3.9%	3.8%	3.7%	3.9%	3.9%
______________________________
(1) WashREIT has entered into interest rate swaps to effectively fix the floating interest rates on its term loans outstanding as of December 31, 2019 (see page 10 of this Supplemental).

Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
December 31, 2019

	Future Maturities of Debt
Year	Secured Debt		Unsecured Debt		Credit Facility		Total Debt	Average Interest Rate
2020	$45,611	(4)	$250,000		$—		$295,611	4.9%
2021	—		150,000	(1)	—		150,000	2.7%
2022	—		300,000		—		300,000	4.0%
2023	—		250,000	(2)	56,000	(3)	306,000	2.8%
2024	—		—		—		—	—%
2025	—		—		—		—	—%
Thereafter	—		50,000		—		50,000	7.4%
Scheduled principal payments	$45,611		$1,000,000		$56,000		$1,101,611	3.9%
Scheduled amortization payments	43		—		—		43	3.8%
Net discounts/premiums	1,470		(797)		—		673
Loan costs, net of amortization	(50)		(2,481)		—		(2,531)
Total maturities	$47,074		$996,722		$56,000		$1,099,796	3.9%
Weighted average maturity = 2.5 years
______________________________

(1)	WashREIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate through the term loan maturity of March 2021.

(2)
WashREIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.31% all-in fixed interest rate for $150.0 million portion of the of the term loan. For the remaining $100.0 million portion of the term loan, WashREIT entered into interest rate swaps to effectively fix a LIBOR plus 100 basis points floating interest rate to a 3.71% all-in fixed interest rate. The interest rates are fixed through the term loan maturity of July 2023.

(3)	Maturity date for credit facility of March 2023 assumes election of option for two additional 6-month periods.

(4)	In January 2020, WashREIT prepaid the existing mortgage note associated with Yale West. We incurred a gain on extinguishment of debt of $0.5 million associated with this prepayment.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended December 31, 2019	Covenant	Quarter Ended December 31, 2019	Covenant
% of Total Indebtedness to Total Assets (1)	36.2%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.8	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets (1)	1.5%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets (2) to Total Unsecured Indebtedness	2.8	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value (3)	N/A	N/A	31.6%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA (4) to Consolidated Fixed Charges (5)	N/A	N/A	3.62	≥ 1.50
% of Consolidated Secured Indebtedness to Gross Total Asset Value (3)	N/A	N/A	1.4%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value (6)	N/A	N/A	30.9%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.07	≥ 1.75
______________________________
(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3)    Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4)    Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6)    Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

			12/31/2019		9/30/2019		6/30/2019		3/31/2019		12/31/2018
Market Data

Shares Outstanding			82,099		80,292		80,082		80,029		79,910
Market Price per Share			$29.18		$27.36		$26.73		$28.38		$23.00
Equity Market Capitalization			$2,395,649		$2,196,789		$2,140,592		$2,271,223		$1,837,930

Total Debt			$1,099,796		$1,254,774		$1,721,483		$1,282,555		$1,243,189
Total Market Capitalization			$3,495,445		$3,451,563		$3,862,075		$3,553,778		$3,081,119

Total Debt to Market Capitalization			0.31	:1	0.36	:1	0.45	:1	0.36	:1	0.40	:1

Earnings to Fixed Charges (1)			5.2x		0.4x		0.6x		0.2x		0.9x
Debt Service Coverage Ratio (2)			3.7x		3.2x		3.3x		3.6x		3.8x

Dividend Data
	Twelve Months Ended		Three Months Ended
	12/31/2019	12/31/2018	12/31/2019		9/30/2019		6/30/2019		3/31/2019		12/31/2018
Total Dividends Declared	$96,964	$95,502	$24,625		$24,087		$24,111		$24,141		$24,024
Common Dividend Declared per Share	$1.20	$1.20	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO basis)	70.2%	64.5%	75.0%		73.2%		63.8%		68.2%		65.2%
Payout Ratio (Core FAD basis)	81.6%	78.4%
______________________________
(1)  The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio for the three months ended December 31, 2019 includes gain on sale of real estate of $61.0 million.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth 2019 vs. 2018

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2019	2018	% Change	2019	2018	% Change
Cash Basis:
Multifamily	$15,513	$14,806	4.8%	$60,677	$57,990	4.6%
Office	17,501	18,638	(6.1)%	70,573	73,211	(3.6)%
Other (2)	3,097	3,101	(0.1)%	12,813	12,213	4.9%
Overall Same-Store Portfolio (1)	$36,111	$36,545	(1.2)%	$144,063	$143,414	0.5%

GAAP Basis:
Multifamily	$15,485	$14,803	4.6%	$60,638	$57,980	4.6%
Office	17,611	18,910	(6.9)%	71,387	74,799	(4.6)%
Other (2)	3,235	3,357	(3.6)%	13,468	13,026	3.4%
Overall Same-Store Portfolio (1)	$36,331	$37,070	(2.0)%	$145,493	$145,805	(0.2)%

______________________________
(1) Non same-store properties were:
Acquisitions:
Multifamily - Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown, Assembly Watkins Mill and Cascade at Landmark
Office - Arlington Tower
Held for sale:
Office - John Marshall II
Sold properties:
Office - Quantico Corporate Center, Braddock Metro Center, 2445 M Street and 1776 G Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)   Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$24,923	$29,171	$4,653	$58,747
Non same-store (1)	11,196	10,724	—	21,920
Total	36,119	39,895	4,653	80,667

Real estate expenses
Same-store portfolio	9,438	11,560	1,418	22,416
Non same-store (1)	4,769	3,426	—	8,195
Total	14,207	14,986	1,418	30,611

Net Operating Income (NOI)
Same-store portfolio	15,485	17,611	3,235	36,331
Non same-store (1)	6,427	7,298	—	13,725
Total	$21,912	$24,909	$3,235	$50,056

Same-store portfolio NOI (from above)	$15,485	$17,611	$3,235	$36,331
Straight-line revenue, net for same-store properties	28	(436)	(23)	(431)
Amortization of acquired lease assets (liabilities) for same-store properties	—	(213)	(126)	(339)
Amortization of lease intangibles for same-store properties	—	539	11	550
Same-store portfolio cash NOI	$15,513	$17,501	$3,097	$36,111
Reconciliation of NOI to net income
Total NOI	$21,912	$24,909	$3,235	$50,056
Depreciation and amortization expense(2)	(20,991)	(16,459)	(1,362)	(38,812)
General and administrative expense	—	—	(5,853)	(5,853)
Lease origination expense	—	—	(412)	(412)
Interest expense	(516)	—	(11,272)	(11,788)
Gain on sale of real estate	—	—	61,007	61,007
Net Income	405	8,450	45,343	54,198
Net income attributable to noncontrolling interests	—	—	—	—
Net income attributable to the controlling interests	$405	$8,450	$45,343	$54,198
______________________________
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.
(2) Depreciation and amortization includes $3.9 million amortization of intangible lease assets at newly acquired multifamily properties, which have a weighted average useful life of seven months.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended September 30, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$24,763	$28,727	$4,659	$58,149
Non same-store (1)	11,027	11,083	—	22,110
Total	35,790	39,810	4,659	80,259
Real estate expenses
Same-store portfolio	9,730	11,547	1,312	22,589
Non same-store (1)	4,502	3,601	—	8,103
Total	14,232	15,148	1,312	30,692
Net Operating Income (NOI)
Same-store portfolio	15,033	17,180	3,347	35,560
Non same-store (1)	6,525	7,482	—	14,007
Total	$21,558	$24,662	$3,347	$49,567

Same-store portfolio NOI (from above)	$15,033	$17,180	$3,347	$35,560
Straight-line revenue, net for same-store properties	3	(497)	(38)	(532)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(235)	(127)	(361)
Amortization of lease intangibles for same-store properties	—	548	11	559
Same-store portfolio cash NOI	$15,037	$16,996	$3,193	$35,226
Reconciliation of NOI to net income
Total NOI	$21,558	$24,662	$3,347	$49,567
Depreciation and amortization expense (2)	(19,721)	(16,269)	(1,350)	(37,340)
General and administrative expense	—	—	(6,045)	(6,045)
Lease origination expense	—	—	(416)	(416)
Interest expense	(518)	—	(13,680)	(14,198)
Income (loss) from continuing operations	1,319	8,393	(18,144)	(8,432)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	2,942	2,942
Gain on sale of real estate	—	—	339,024	339,024
Loss on extinguishment of debt	—	—	(764)	(764)
Net income	1,319	8,393	323,058	332,770
Net income attributable to noncontrolling interests	—	—	—	—
Net income attributable to the controlling interests	$1,319	$8,393	$323,058	$332,770
______________________________
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.
(2) Depreciation and amortization includes $6.8 million amortization of intangible lease assets at newly acquired multifamily properties, which have a weighted average useful life of seven months.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2018
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$24,026	$30,503	$4,498	$59,027
Non same-store (1)	—	12,713	—	12,713
Total	24,026	43,216	4,498	71,740
Real estate expenses
Same-store portfolio	9,223	11,593	1,141	21,957
Non same-store (1)	—	3,697	—	3,697
Total	9,223	15,290	1,141	25,654
Net Operating Income (NOI)
Same-store portfolio	14,803	18,910	3,357	37,070
Non same-store (1)	—	9,016	—	9,016
Total	$14,803	$27,926	$3,357	$46,086

Same-store portfolio NOI (from above)	$14,803	$18,910	$3,357	$37,070
Straight-line revenue, net for same-store properties	3	(464)	(121)	(582)
Amortization of acquired lease assets (liabilities) for same-store properties	—	(330)	(147)	(477)
Amortization of lease intangibles for same-store properties	—	522	12	534
Same-store portfolio cash NOI	$14,806	$18,638	$3,101	$36,545
Reconciliation of NOI to net income:
Total NOI	$14,803	$27,926	$3,357	$46,086
Depreciation and amortization expense	(8,080)	(19,191)	(1,421)	(28,692)
General and administrative expense	—	—	(5,352)	(5,352)
Interest expense	(522)	—	(11,824)	(12,346)
Income (loss) from continuing operations	6,201	8,735	(15,240)	(304)
Discontinued operations:
Income from operations of properties sold or held for sale(1)	—	—	5,992	5,992
Net income (loss)	6,201	8,735	(9,248)	5,688
Net income attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$6,201	$8,735	$(9,248)	$5,688
______________________________
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$98,455	$117,501	$18,990	$234,946
Non same-store (1)	27,676	46,558	—	74,234
Total	126,131	164,059	18,990	309,180
Real estate expenses
Same-store portfolio	37,817	46,114	5,522	89,453
Non same-store (1)	11,318	14,809	—	26,127
Total	49,135	60,923	5,522	115,580
Net Operating Income (NOI)
Same-store portfolio	60,638	71,387	13,468	145,493
Non same-store (1)	16,358	31,749	—	48,107
Total	$76,996	$103,136	$13,468	$193,600

Same-store portfolio NOI (from above)	$60,638	$71,387	$13,468	$145,493
Straight-line revenue, net for same-store properties	36	(2,195)	(176)	(2,335)
Amortization of acquired lease assets (liabilities) for same-store properties	3	(854)	(523)	(1,374)
Amortization of lease intangibles for same-store properties	—	2,235	44	2,279
Same-store portfolio cash NOI	$60,677	$70,573	$12,813	$144,063
Reconciliation of NOI to net income:
Total NOI	$76,996	$103,136	$13,468	$193,600
Depreciation and amortization (2)	(64,274)	(66,406)	(5,573)	(136,253)
General and administrative expense	—	—	(24,370)	(24,370)
Lease origination expense	—	—	(1,698)	(1,698)
Interest expense	(2,074)	—	(51,660)	(53,734)
Gain on sale of real estate	—	—	59,961	59,961
Real estate impairment	—	—	(8,374)	(8,374)
Income (loss) from continuing operations	10,648	36,730	(18,246)	29,132
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	—	16,158	16,158
Gain on sale of real estate	—	—	339,024	339,024
Loss on extinguishment of debt	—	—	(764)	(764)
Net Income	10,648	36,730	336,172	383,550
Net income attributable to noncontrolling interests	—	—	—	—
Net income attributable to the controlling interests	$10,648	$36,730	$336,172	$383,550
______________________________
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.
(2) Depreciation and amortization includes $14.9 million amortization of intangible lease assets at newly acquired multifamily properties, which have a weighted average useful life of seven months.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2018
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$95,194	$119,842	$18,062	$233,098
Non same-store (1)	—	58,632	—	58,632
Total	95,194	178,474	18,062	291,730
Real estate expenses
Same-store portfolio	37,214	45,043	5,036	87,293
Non same-store (1)	21	18,278	—	18,299
Total	37,235	63,321	5,036	105,592
Net Operating Income (NOI)
Same-store portfolio	57,980	74,799	13,026	145,805
Non same-store (1)	(21)	40,354	—	40,333
Total	$57,959	$115,153	$13,026	$186,138

Same-store portfolio NOI (from above)	$57,980	$74,799	$13,026	$145,805
Straight-line revenue, net for same-store properties	7	(2,670)	(270)	(2,933)
Amortization of acquired lease assets (liabilities) for same-store properties	3	(1,088)	(589)	(1,674)
Amortization of lease intangibles for same-store properties	—	2,170	46	2,216
Same-store portfolio cash NOI	$57,990	$73,211	$12,213	$143,414
Reconciliation of NOI to Net Income
Total NOI	$57,959	$115,153	$13,026	$186,138
Depreciation and amortization expense	(31,952)	(74,303)	(5,571)	(111,826)
General and administrative expense	—	—	(22,089)	(22,089)
Interest expense	(3,283)	—	(47,218)	(50,501)
Gain on sale of real estate	—	—	2,495	2,495
Real estate impairment	—	—	(1,886)	(1,886)
Loss on extinguishment of debt	—	—	(1,178)	(1,178)
Income (loss) from continuing operations	22,724	40,850	(62,421)	1,153
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	—	24,477	24,477
Net income (loss)	22,724	40,850	(37,944)	25,630
Net loss attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$22,724	$40,850	$(37,944)	$25,630
______________________________
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

		Percentage of NOI
		Q4 2019	YTD 2019
	DC
	Multifamily	6.4%	6.4%
	Office	22.5%	25.3%
	Other (1)	2.1%	2.3%
		31.0%	34.0%

	Maryland
	Multifamily	3.5%	2.8%
	Other (1)	3.1%	3.2%
		6.6%	6.0%

	Virginia
	Multifamily	33.8%	30.7%
	Office	27.3%	27.9%
	Other (1)	1.3%	1.4%
		62.4%	60.0%

	Total Portfolio
	Multifamily	43.7%	39.9%
	Office	49.8%	53.2%
	Other (1)	6.5%	6.9%
		100.0%	100.0%
______________________________
(1) Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1) (2)
Sector	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Multifamily (calculated on a unit basis)	95.0%	95.1%	95.2%	95.5%	94.8%

Multifamily	94.9%	95.2%	95.4%	95.6%	94.8%
Office	88.5%	88.9%	90.3%	91.1%	93.6%
Other (3)	90.9%	89.0%	88.7%	90.0%	89.9%

Overall Portfolio	92.1%	92.2%	92.9%	93.3%	93.9%

	Ending Occupancy - All Properties (2)
Sector	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Multifamily (calculated on a unit basis)	94.9%	95.0%	95.3%	95.5%	94.8%

Multifamily	94.8%	95.1%	95.4%	95.6%	94.8%
Office	89.6%	90.3%	90.7%	89.6%	92.3%
Other (3) and discontinued operations	90.9%	89.0%	91.5%	91.9%	91.9%

Overall Portfolio	92.8%	93.0%	93.1%	92.3%	93.1%

______________________________
(1) Non same-store properties were:
Acquisitions:
Multifamily - Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown, Assembly Watkins Mill and Cascade at Landmark
Office - Arlington Tower
Held for sale:
Office - John Marshall II
Sold properties:
Office - Quantico Corporate Center, Braddock Metro Center, 2445 M Street and 1776 G Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)   Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)," on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period. The occupied square footage for office and other properties includes short-term lease agreements.

(3)   Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties (1) (2)
Sector	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Multifamily (calculated on a unit basis)	94.9%	95.0%	95.4%	95.4%	95.0%

Multifamily	94.8%	95.1%	95.6%	95.4%	95.0%
Office	88.0%	89.8%	90.8%	91.3%	93.9%
Other (3)	89.6%	88.9%	88.8%	89.7%	90.0%

Overall Portfolio	91.7%	92.4%	93.2%	93.3%	94.1%

	Average Occupancy - All Properties (2)
Sector	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Multifamily (calculated on a unit basis)	94.8%	95.0%	95.4%	95.4%	95.0%

Multifamily (4)	94.7%	95.1%	95.6%	95.4%	95.0%
Office	89.5%	90.8%	89.7%	89.6%	92.6%
Other (3) and discontinued operations	89.6%	89.5%	91.5%	91.7%	92.7%

Overall Portfolio (4)	92.6%	92.5%	92.9%	92.3%	93.5%

______________________________
(1) Non same-store properties were:
Acquisitions:
Multifamily - Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown, Assembly Watkins Mill and Cascade at Landmark
Office - Arlington Tower
Held for sale:
Office - John Marshall II
Sold properties:
Office - Quantico Corporate Center, Braddock Metro Center, 2445 M Street and 1776 G Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)   Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and other properties includes short-term lease agreements.

(3)   Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

(4)    Average Occupancy based on monthly occupied net rentable square footage excludes the Assembly Portfolio and Cascade at Landmark in the periods of acquisition, which were the second and third quarters of 2019, respectively.

Acquisition and Disposition Summary

Acquisition
	Location	Acquisition Date	Property Type	Number of Units	December 31, 2019 Leased Percentage	Contract Purchase Price (in thousands)
VA Assembly Portfolio (1)	Northern Virginia	April 30, 2019	Multifamily	1,685	95.4%	$379,100
MD Assembly Portfolio (2)	Montgomery County, Maryland	June 27, 2019	Multifamily	428	96.3%	82,070
Cascade at Landmark	Alexandria, Virgina	July 23, 2019	Multifamily	277	96.4%	69,750
				2,390		$530,920

Dispositions
	Location	Disposition Date	Property Type	Square Feet	Contract Sales Price (in thousands)	GAAP Gain/(Loss) on Sale (in thousands)
1776 G Street	Washington, DC	December 19, 2019	Office	262,000	$129,500	$61,007
Quantico Corporate Center (925 and 1000 Corporate Drive)	Stafford, VA	June 26, 2019	Office	272,000	33,000	(1,046)
Shopping Center Portfolio (3)	Maryland and Virginia	July 23, 2019	Retail	800,000	485,250	333,023
Frederick Crossing and Frederick County Square	Frederick, MD	August 21, 2019	Retail	520,000	57,500	9,507
Centre at Hagerstown	Hagerstown, MD	August 27, 2019	Retail	330,000	23,500	(3,506)
				2,184,000	$728,750	$398,985
______________________________
(1) VA Assembly Portfolio consists of Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, and Assembly Herndon
(2) MD Assembly Portfolio consists of Assembly Germantown and Assembly Watkins Mill
(3) Consists of five retail properties: Gateway Overlook, Wheaton Park, Olney Village Center, Bradlee Shopping Center and Shoppes of Foxchase

Development Summary
December 31, 2019

Development
Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Initial Occupancy

Trove (Wellington land parcel), Arlington, VA	401 units	$122,252	$95,021	Phase I - first quarter 2020 (2)
				Phase II - third quarter 2020 (2)

______________________________

(1)	Represents anticipated/actual cash expenditures and excludes allocations of capitalized corporate overhead costs and interest.

(2)
This development project has two phases: Phase I consists of 203 units and a garage, delivery of units anticipated to commence in the first quarter of 2020; Phase II consists of 198 units, with delivery of units anticipated to commence in the third quarter of 2020. Garage floors 1-5 were substantially completed during the third quarter of 2019, with delivery of floors 6-10 anticipated in the first quarter of 2020.

Multifamily Rental Rate Growth

Year over Year Rental Rate Growth (1)	4th Quarter 2019	3rd Quarter 2019	2nd Quarter 2019	1st Quarter 2019	4th Quarter 2018

Overall	3.0%	2.9%	2.5%	2.6%	2.4%

Average Monthly Rent per Unit (1)	4th Quarter 2019	4th Quarter 2018	% Change
Class A	2,437	2,338	4.2%

Class B	1,713	1,668	2.7%

Overall	1,828	1,775	3.0%
______________________________

(1)	Calculates the change in rental rates for properties owned in both comparative periods, excludes Assembly Portfolio and Cascade at Landmark.

Commercial Leasing Summary - New Leases

	4th Quarter 2019		3rd Quarter 2019		2nd Quarter 2019		1st Quarter 2019		4th Quarter 2018
Gross Leasing Square Footage
Office	46,286		35,364		32,073		89,713		34,397
Retail	8,466		4,624		69,170		48,663		17,313
Total	54,752		39,988		101,243		138,376		51,710
Weighted Average Term (years)
Office	7.8		9.0		6.6		13.7		4.8
Retail	14.9		3.8		10.3		6.5		7.2
Total	8.9		9.2		9.2		11.1		5.6
Weighted Average Free Rent Period (months)
Office Buildings	6.9		9.4		3.0		1.7		3.9
Retail Centers	6.4		3.0		1.6		1.8		5.9
Total	6.8		8.8		2.5		1.7		4.2

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office	$43.09	$43.81	$42.68	$43.70	$46.75	$46.32	$49.40	$48.68	$44.37	$43.50
Retail	60.79	50.44	40.59	38.41	10.36	10.04	11.63	11.42	22.50	24.95
Total	$45.83	$44.83	$42.44	$43.09	$21.89	$21.54	$36.11	$35.58	$37.05	$37.29

Rate on new leases
Office	$57.63	$52.52	$52.20	$47.09	$51.02	$47.15	$62.31	$53.02	$46.68	$44.54
Retail	61.86	51.03	40.59	38.41	11.86	11.08	12.11	11.73	19.82	18.30
Total	$58.28	$52.29	$50.86	$46.09	$24.26	$22.51	$44.66	$38.50	$37.69	$35.76

Percentage Increase
Office	33.7%	19.9%	22.3%	7.8%	9.1%	1.8%	26.1%	8.9%	5.2%	2.4%
Retail	1.8%	1.2%	—%	—%	14.5%	10.4%	4.1%	2.7%	(11.9)%	(26.7)%
Total	27.2%	16.6%	19.8%	7.0%	10.8%	4.5%	23.7%	8.2%	1.7%	(4.1)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$3,234,510	$69.88	$2,545,774	$71.99	$1,628,785	$50.78	$16,333,084	$182.06	$1,506,929	$43.81
Retail Centers	1,075,385	127.02	—	—	1,260,945	18.23	910,870	18.72	147,345	8.51
Subtotal	$4,309,895	$78.71	$2,545,774	$63.66	$2,889,730	$28.54	$17,243,954	$124.62	$1,654,274	$31.99
Leasing Commissions
Office Buildings	$1,172,922	$25.34	$944,177	$26.70	$560,319	$17.47	$3,499,600	$39.01	$363,487	$10.57
Retail Centers	360,543	42.59	31,238	6.76	354,914	5.13	271,023	5.57	161,147	9.31
Subtotal	$1,533,465	$28.01	$975,415	$24.39	$915,233	$9.04	$3,770,623	$27.25	$524,634	$10.15
Tenant Improvements and Leasing Commissions
Office Buildings	$4,407,432	$95.22	$3,489,951	$98.69	$2,189,104	$68.25	$19,832,684	$221.07	$1,870,416	$54.38
Retail Centers	1,435,928	169.61	31,238	6.76	1,615,859	23.36	1,181,893	24.29	308,492	17.82
Total	$5,843,360	$106.72	$3,521,189	$88.05	$3,804,963	$37.58	$21,014,577	$151.87	$2,178,908	$42.14
______________________________
Note: This table excludes short-term lease agreements and activity at properties sold during the quarter. The cost of landlord build-out on Space+ leases that are excluded from Tenant Improvements in the table above totaled $0.5 million and $3.0 million for leases executed in Q4 2019 and YTD 2019, respectively.

Commercial Leasing Summary - Renewal Leases

	4th Quarter 2019		3rd Quarter 2019		2nd Quarter 2019		1st Quarter 2019		4th Quarter 2018
Gross Leasing Square Footage
Office Buildings	56,811		15,936		52,016		85,831		90,567
Retail Centers	8,193		11,145		115,275		40,059		10,820
Total	65,004		27,081		167,291		125,890		101,387
Weighted Average Term (years)
Office Buildings	8.7		3.9		10.6		9.8		6.9
Retail Centers	5.0		7.8		8.9		3.5		7.3
Total	8.2		5.5		9.4		7.7		7.0
Weighted Average Free Rent Period (months)
Office Buildings	6.5		1.5		10.6		10.9		6.2
Retail Centers	1.1		—		—		—		0.1
Total	5.8		0.9		5.3		8.4		5.3

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$37.12	$37.67	$44.38	$46.25	$37.41	$42.49	$43.51	$43.44	$50.69	$53.48
Retail Centers	36.13	38.30	31.30	32.75	14.00	14.35	26.31	27.67	63.34	67.98
Total	$37.00	$37.75	$39.00	$40.70	$21.28	$23.10	$37.71	$38.13	$52.04	$55.03

Rate on new leases
Office Buildings	$47.03	$42.21	$51.27	$49.29	$38.68	$34.16	$45.95	$43.25	$57.59	$52.42
Retail Centers	39.33	38.06	42.24	40.38	16.13	15.32	29.40	28.18	72.98	70.68
Total	$46.06	$41.69	$47.55	$45.62	$23.14	$21.18	$40.37	$38.17	$59.23	$54.37

Percentage Increase
Office Buildings	26.7%	12.1%	15.5%	6.6%	3.4%	(19.6)%	5.6%	(0.4)%	13.6%	(2.0)%
Retail Centers	8.9%	(0.6)%	35.0%	23.3%	15.2%	6.8%	11.8%	1.8%	15.2%	4.0%
Total	24.5%	10.4%	21.9%	12.1%	8.7%	(8.3)%	7.0%	0.1%	13.8%	(1.2)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$2,101,721	$36.99	$23,882	$1.50	$3,663,033	$70.42	$1,684,478	$19.63	$4,642,226	$51.26
Retail Centers	—	—	—	—	—	—	18,132	0.45	15,000	1.39
Subtotal	$2,101,721	$32.33	$23,882	$0.88	$3,663,033	$21.90	$1,702,610	$13.52	$4,657,226	$45.94
Leasing Commissions
Office Buildings	$1,144,764	$20.15	$101,139	$6.35	$970,622	$18.66	$421,795	$4.91	$1,881,379	$20.77
Retail Centers	20,099	2.45	34,664	3.11	267,317	2.32	39,969	1.00	187,445	17.32
Subtotal	$1,164,863	$17.92	$135,803	$5.01	$1,237,939	$7.40	$461,764	$3.67	$2,068,824	$20.41
Tenant Improvements and Leasing Commissions
Office Buildings	$3,246,485	$57.14	$125,021	$7.85	$4,633,655	$89.08	$2,106,273	$24.54	$6,523,605	$72.03
Retail Centers	20,099	2.45	34,664	3.11	267,317	2.32	58,101	1.45	202,445	18.71
Total	$3,266,584	$50.25	$159,685	$5.89	$4,900,972	$29.30	$2,164,374	$17.19	$6,726,050	$66.34
______________________________
Note: This table excludes short-term lease agreements.

10 Largest Tenants - Based on Annualized Commercial Income
December 31, 2019

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

Atlantic Media, Inc.	1	94	5.3%	134,084	3.5%
Capital One, N.A.	3	28	3.9%	143,090	3.7%
Booz, Allen & Hamilton, Inc.	1	73	3.4%	222,989	5.8%
EIG Management Company, LLC	1	213	2.2%	51,252	1.4%
B. Riley Financial, Inc	1	36	2.1%	54,540	1.4%
Morgan Stanley Smith Barney Financing	1	113	2.0%	50,385	1.3%
Epstein, Becker & Green, P.C.	1	108	2.0%	55,318	1.4%
Hughes Hubbard & Reed LLP	1	158	1.9%	47,788	1.3%
Promontory Interfinancial Network, LLC	1	83	1.6%	36,867	1.0%
Graham Holdings Company	1	59	1.5%	33,815	0.9%
Total/Weighted Average		85	25.9%	830,128	21.7%
______________________________
Note: This table excludes short-term lease agreements.

Industry Diversification - Office
December 31, 2019

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$36,870,651	29.48%	969,900	31.92%
Other Services (except Public Administration)	21,725,088	17.37%	435,334	14.33%
Finance and Insurance	15,731,984	12.58%	542,688	17.86%
Information	15,291,288	12.23%	293,402	9.66%
Legal Services	10,791,409	8.63%	208,547	6.86%
Health Care and Social Assistance	6,219,963	4.97%	173,442	5.71%
Public Administration	3,849,484	3.08%	52,976	1.74%
Accommodation and Food Services	3,792,652	3.03%	82,975	2.73%
Miscellaneous:
Retail Trade	3,088,542	2.47%	54,994	1.81%
Real Estate and Rental and Leasing	2,381,225	1.91%	54,797	1.80%
Educational Services	1,593,158	1.27%	73,026	2.40%
Other	3,719,161	2.98%	96,497	3.18%
Total	$125,054,605	100.00%	3,038,578	100.00%
______________________________
Note: Federal government tenants comprise 2.66% of annualized base rental revenue.

Lease Expirations
December 31, 2019

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2020	44	206,129	6.83%	$7,465,023	$36.22	5.27%
2021	54	231,444	7.67%	9,221,712	39.84	6.51%
2022	44	396,514	13.14%	19,520,325	49.23	13.79%
2023	53	294,864	9.77%	14,802,877	50.20	10.45%
2024	53	287,728	9.53%	15,267,456	53.06	10.78%
2025 and thereafter	136	1,600,985	53.06%	75,321,053	47.05	53.20%
	384	3,017,664	100.00%	$141,598,446	46.92	100.00%
Other:
2020	6	19,867	3.33%	$349,858	$17.61	2.36%
2021	8	69,141	11.57%	1,409,710	20.39	9.51%
2022	17	113,970	19.08%	2,419,688	21.23	16.32%
2023	17	66,930	11.20%	1,570,240	23.46	10.59%
2024	16	143,464	24.01%	3,192,922	22.26	21.54%
2025 and thereafter	27	184,071	30.81%	5,881,911	31.95	39.68%
	91	597,443	100.00%	$14,824,329	24.81	100.00%
Total:
2020	50	225,996	6.25%	$7,814,881	$34.58	5.00%
2021	62	300,585	8.31%	$10,631,422	35.37	6.80%
2022	61	510,484	14.12%	$21,940,013	42.98	14.03%
2023	70	361,794	10.01%	$16,373,117	45.26	10.47%
2024	69	431,192	11.93%	$18,460,378	42.81	11.80%
2025 and thereafter	163	1,785,056	49.38%	$81,202,964	45.49	51.90%
	475	3,615,107	100.00%	$156,422,775	43.27	100.00%
______________________________
(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
December 31, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000	97.3%	97.3%
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,001,000	97.1%	95.7%
Park Adams / 200	Arlington, VA	1969	1959	173,000	97.0%	95.0%
Bennett Park / 224	Arlington, VA	2007	2007	215,000	95.5%	95.1%
The Paramount /135	Arlington, VA	2013	1984	141,000	97.8%	97.0%
The Maxwell / 163	Arlington, VA	2014	2014	116,000	98.8%	97.5%
The Wellington / 711	Arlington, VA	2015	1960	600,000	96.2%	93.4%
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000	96.3%	94.8%
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000	96.1%	94.5%
Bethesda Hill Apartments /195	Bethesda, MD	1997	1986	225,000	97.9%	92.8%
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000	96.4%	95.4%
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000	94.9%	93.6%
Yale West / 216	Washington, DC	2014	2011	173,000	98.1%	97.2%
Assembly Alexandria / 532	Alexandria, VA	2019	1990	437,000	95.3%	94.9%
Assembly Manassas / 408	Manassas, VA	2019	1986	390,000	94.9%	94.4%
Assembly Dulles / 328	Herndon, VA	2019	2000	361,000	96.0%	95.1%
Assembly Leesburg / 134	Leesburg, VA	2019	1986	124,000	94.8%	94.0%
Assembly Herndon/ 283	Herndon, VA	2019	1991	221,000	96.1%	95.1%
Assembly Germantown / 218	Germantown, MD	2019	1990	211,000	95.4%	95.0%
Assembly Watkins Mill / 210	Gaithersburg, MD	2019	1975	193,000	97.1%	94.8%
Cascade at Landmark / 277	Alexandria, VA	2019	1988	273,000	96.4%	94.2%
Subtotal (6,658 units)				5,804,000	96.4%	94.9%
______________________________
(1) Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

Schedule of Properties
December 31, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Office Buildings
515 King Street	Alexandria, VA	1992	1966	75,000	86.5%	86.5%
Courthouse Square	Alexandria, VA	2000	1979	120,000	82.9%	82.9%
1600 Wilson Boulevard	Arlington, VA	1997	1973	170,000	90.8%	89.5%
Fairgate at Ballston	Arlington, VA	2012	1988	145,000	82.3%	77.2%
Arlington Tower	Arlington, VA	2018	1980/2014	391,000	90.6%	90.6%
Monument II	Herndon, VA	2007	2000	209,000	95.1%	95.1%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	549,000	96.0%	94.0%
John Marshall II	Tysons, VA	2011	1996/2010	223,000	100.0%	100.0%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000	85.6%	85.6%
1220 19th Street	Washington, DC	1995	1976	103,000	73.4%	61.7%
2000 M Street	Washington, DC	2007	1971	232,000	91.8%	91.0%
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000	92.2%	92.2%
1227 25th Street	Washington, DC	2011	1988	135,000	93.5%	86.2%
Army Navy Building	Washington, DC	2014	1912/1987/2017	108,000	100.0%	100.0%
1775 Eye Street, NW	Washington, DC	2014	1964	189,000	93.7%	93.7%
Watergate 600	Washington, DC	2017	1972/1997	293,000	91.9%	81.2%
Subtotal				3,227,000	91.9%	89.6%
______________________________
(1) The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Schedule of Properties
December 31, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Retail Centers
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	89.6%	87.0%
Concord Centre	Springfield, VA	1973	1960	75,000	93.2%	93.2%
Randolph Shopping Center	Rockville, MD	2006	1972	83,000	86.4%	86.4%
Montrose Shopping Center	Rockville, MD	2006	1970	149,000	94.0%	94.0%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100.0%	100.0%
Westminster	Westminster, MD	1972	1969	150,000	95.0%	95.0%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	90.2%	90.2%
Spring Valley Village	Washington, DC	2014	1941/1950/2018	92,000	92.0%	79.1%
Subtotal				695,000	92.8%	90.9%
TOTAL PORTFOLIO				9,726,000
______________________________
(1) The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Supplemental Definitions
December 31, 2019

Adjusted EBITDA (a non-GAAP measure) is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis ending occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by 2018 National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) FFO White Paper Restatement, as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs, severance expenses and other expenses related to corporate restructuring and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based executive transition costs, severance expenses and other expenses related to corporate restructuring and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term. Beginning in Q4 2018, in cases where the space has been remeasured in accordance with criteria set by the Building Owners and Managers Association ("BOMA"), the square feet former tenant's space is adjusted to be equivalent to the square feet of the new/renewing tenant's space.

Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.
Short-term leases are commercial leases with a term of less than 12 months.
Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to the risks associated with the ownership of real estate in general and our real estate assets in particular; the risk of failure to complete contemplated acquisitions and dispositions, including completion of the acquisition and disposition transactions described in this earnings release; the economic health of the greater Washington Metro region; fluctuations in interest rates; reductions in or actual or threatened changes to the timing of federal government spending; the risks related to use of third-party providers and joint venture partners; the ability to control our operating expenses; the economic health of our tenants; the supply of competing properties; shifts away from brick and mortar stores to ecommerce; the availability and terms of financing and capital and the general volatility of securities markets; compliance with applicable laws, including those concerning the environment and access by persons with disabilities; terrorist attacks or actions and/or cyber attacks; weather conditions and natural disasters; ability to maintain key personnel; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2018 Form 10-K and subsequent Quarterly Reports on Form 10-Q. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise.